UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):     April 2, 2014

SFX Entertainment, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

001-36119	90-0860047
(Commission File Number)	(IRS Employer Identification No.)

430 Park Avenue, 6th Floor
New York, New York	10022
(Address of Principal Executive Offices)	(Zip Code)

(646) 561-6400

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                                           Entry into a Material Definitive Agreement.

On April 2, 2014, SFX Entertainment, Inc. (the “Company”), a Delaware corporation, entered into an amendment (the “React Amendment”) to that certain asset and membership interest contribution agreement, dated as of February 18, 2014, as amended as of March 14, 2014 (the “React Agreement”) with SFX-React Operating LLC, a wholly owned subsidiary of the Company (“SFX-React”), Lucas King, Jeffrey Callahan, React Presents, Inc. (“React”), and Clubtix, Inc. (“Clubtix”, and together with React, the “Sellers”).

Under the React Agreement, (i) the Sellers, King and Callahan were obligated to obtain a certain irrevocable standby letter of credit in favor of the Company (the “Letter of Credit”) and (ii) the delivery of the Letter of Credit to the Company was a condition to the Company’s obligation to close the transactions contemplated by the React Agreement.  Pursuant to the React Amendment, the parties agreed to delete the covenant to obtain the Letter of Credit and disregard the related closing condition. The Letter of Credit had been intended to protect the Company from certain possible claims by Congress Corp., an affiliate of Erineo Carranza, which Congress Corp. agreed to relinquish as against the Company and its affiliates.

The foregoing description of the React Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of such agreement, attached hereto as Exhibit 10.1 and incorporated herein by reference.

Item 2.01                                           Completion of Acquisition or Disposition of Assets.

React Transaction

On April 3, 2014, pursuant to the React Agreement, the Company completed its acquisition of all of the assets of the Sellers used in connection with their businesses, including 82.5% of the membership interests in Summer Set Music and Camping Festival LLC, an Illinois limited liability company, and 100% of the membership interests in Spring Awakening, LLC, an Illinois limited liability company.  React is engaged in the business of (i) music, concert and other entertainment event production, management, and promotion and (ii) operations and management services for nightclubs and concert venues.  Clubtix is engaged in the business of online event ticketing, distribution, and customer service for promoters, venues, and performers.

Pursuant to the React Agreement, the consideration transferred at closing consisted of $1.5 million in cash to the Sellers and 253,364 shares of common stock of the Company issued to King and Callahan.  In addition, the consideration for the transaction included the following: (1) the Company’s advance to the Sellers of $2.0 million in cash on February 18, 2014, and an additional $3.0 million in cash on March 14, 2014, and (2) the Company’s cancellation and discharge of the outstanding principal amount and accrued interest under a $250,000 promissory note, dated November 13, 2013, issued by React in favor of the Company.

West Loop Transaction

On April 3, 2014, the Company completed its acquisition of substantially all of the assets of West Loop Management I, LLC (“West Loop”) used in connection with its business, pursuant to that certain asset contribution agreement, dated as of February 18, 2014, as amended as of March 14 (the “West Loop Agreement”) with SFX-React, West Loop, Lucas King, Jeffery Callahan, Nick Karounos, and Sam Cappas.  West Loop is engaged in the business of providing operations and management services for a nightclub in Chicago, Illinois, including talent procurement and event promotion in connection therewith.

Pursuant to the West Loop Agreement, the consideration transferred at closing consisted of $3.2 million in cash to the Sellers and 100,513 shares of common stock of the Company issued to King, Callahan, Karounos, and Cappas.

The foregoing description of the React Agreement and the West Loop Agreement do not purport to be complete and are qualified in their entirety by reference to the full text of such agreements, attached to the Company’s Current Report on Form 8-K dated February 18, 2014 as Exhibits 10.1 and 10.2 and incorporated herein by reference, including the respective amendments thereto, attached hereto as Exhibit 10.1 and to the Company’s Current Report on Form 8-K dated March 14, 2014 as Exhibits 10.1 and 10.2 and incorporated herein by reference.

Item 3.02                                           Unregistered Sales of Equity Securities.

The information regarding the issuance of shares of common stock of the Company set forth in Item 2.01 above is incorporated herein by reference.

The shares of common stock of the Company issued in connection with the transactions described above were offered and sold in reliance upon the exemption from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”) provided by Section 4(a)(2) of the Securities Act and Regulation D promulgated under the Securities Act (“Regulation D”).  Prior to the issuance of the shares of common stock of the Company, each of King, Callahan, Karounos, and Cappas made certain representations to the Company as required by Regulation D.

The offer and sale of such shares of common stock, as a portion of the acquisition consideration, are privately negotiated transactions with the selling parties and did not involve a general solicitation.  The certificates representing such shares of common stock contain a legend to the effect that such shares are not registered under the Securities Act and may not be sold or transferred except pursuant to a registration statement that has become effective under the Securities Act or pursuant to an exemption from such registration.

Item 7.01                                           Regulation FD Disclosure.

On April 9, 2014, the Company issued the press release attached hereto as Exhibit 99.1 announcing, among other things, the closings of the React and West Loop acquisitions.  The press release attached to this Current Report on Form 8-K as Exhibit 99.1 is incorporated herein by reference.

On April 7, 2014, the Company issued the press release attached hereto as Exhibit 99.2 announcing, among other things, the closings of the acquisitions of Teamwork, The Meta Agency, and Learned Evolution.  The press release attached to this Current Report on Form 8-K as Exhibit 99.2 is incorporated herein by reference.

The information in this Item 7.01, including the information attached hereto as Exhibits 99.1 and 99.2, is being furnished, not filed, pursuant to Regulation FD.  Accordingly, such information will not be incorporated by reference into any registration statement filed by the Company under the Securities Act, unless specifically identified therein as being incorporated therein by reference.

Item 9.01                                           Financial Statements and Exhibits.

(d) Exhibits.

No.	Description

10.1

Amendment, dated as of April 2, 2014, to Asset and Membership Interest Contribution Agreement, dated as of February 18, 2014, as amended as of March 14, 2014, by and among SFX Entertainment, Inc., SFX-React Operating LLC, React Presents, Inc., Clubtix, Inc., Lucas King and Jeffery Callahan

99.1	Press Release of the Company, dated April 9, 2014

99.2	Press Release of the Company, dated April 7, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SFX ENTERTAINMENT, INC.

Date: April 9, 2014	By:	/s/ Robert F.X. Sillerman
Robert F.X. Sillerman
Chief Executive Officer and Director